                          SUPPLEMENT DATED JUNE 5, 2006
                         TO PROSPECTUS DATED MAY 1, 2006
                      METROPOLITAN LIFE SEPARATE ACCOUNT E
               METLIFE ASSET BUILDER(R) VARIABLE ANNUITY CONTRACTS
                  ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY


         This Supplement updates certain information contained in the Metropolitan Life Separate Account E Prospectus dated May 1, 2006 for MetLife Asset Builder(R) group deferred variable annuities. This Supplement should be read in its entirety with the Prospectus.

1.   COVER PAGE

     Replace the listing of the Exchange-Traded Portfolios on the cover with the following:

          EXCHANGE-TRADED FUNDS ("ETF") PORTFOLIOS

          Cyclical Growth and Income ETF
          Cyclical Growth ETF

2.   YOUR INVESTMENT CHOICES

     Replace the first sentence in the second paragraph on page 19 with the following:

     Starting with the most conservative Portfolio, each group of investment choices in the following chart is listed in the approximate risk relationship among each available Portfolio in that group, with all those within the same investment style listed in alphabetical order (based upon the Portfolios' legal names).

3.   THE INVESTMENT CHOICES CHART

     Replace the third group of investment choices ("Exchange-Traded Funds Portfolios") in the chart on page 21 with the following:

     EXCHANGE-TRADED FUNDS PORTFOLIOS

         Cyclical Growth and Income ETF Portfolio             Seeks growth of capital and income
         Cyclical Growth ETF Portfolio                        Seeks growth of capital


                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.



200 PARK AVENUE
NEW YORK, NY  10166                                               (866) 438-6477